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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 5, 2003
                        (Date of earliest event reported)


                  ABN AMRO Mortgage Corporation, Series 2003-7
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                               333-101550               36-3886007
-------------------------------        -----------           ----------------
(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION)                         FILE NUMBER)         IDENTIFICATION NO.)

135 SOUTH LASALLE STREET                                     60603
------------------------                                   ----------
CHICAGO, ILLINOIS                                          (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (312) 904-2000

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Item 5.           OTHER EVENTS

Description of the Mortgage Pool

         ABN AMRO Mortgage Corporation (the "Registrant") plans to issue a series of certificates, entitled Multi-Class Mortgage Pass-Through Certificates, Series 2003-7 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of June 1, 2003, among ABN AMRO Mortgage Corporation, as depositor, JPMorgan Chase Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer..

Collateral Term Sheets

         UBS Warburg LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
             99.1                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by UBS Warburg
                                    LLC to certain prospective purchasers of Multi- Class Mortgage Pass-Through
                                    Certificates, Series 2003-7.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             ABN AMRO MORTGAGE
                                             CORPORATION

                                             By:  /s/ Maria Fregosi
                                                 ----------------------
                                             Name:    Maria Fregosi
                                             Title:   Vice President


Dated: June 5, 2003






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                                  EXHIBIT INDEX



           Item 601(a) of    Sequentially
Exhibit    Regulation S-K    Numbered
Number.    Exhibit No.       Description                 Page
-------    -----------       -----------                 ----
1          99                Preliminary                 Electronically
                             Collateral Term Sheet